UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

INTRAOP MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-49735	87-0642947
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
570 Del Rey Avenue Sunnyvale, California		94085
(Address of principal executive offices)		(Zip Code)

408-636-1020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The Company expects to use the materials attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, in whole or in part, and possibly with modifications, in connection with presentations to potential investors and others during 2009.

The information presented under this Item 7.01 and attached as Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit	Description

99.1	Investor Slide Presentation, dated March 23, 2009

99.2	Executive Summary, dated March 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRAOP MEDICAL CORPORATION

Dated: March 23, 2009	By:	/s/ John Powers
John Powers
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Investor Slide Presentation, dated March 23, 2009

99.2	Executive Summary, dated March 23, 2009